United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 18, 2025

Neuphoria Therapeutics Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware

(State Or Other Jurisdiction of Incorporation)

001-41157	99-3845449
(Commission File Number)	(I.R.S. Employer Identification No.)

100 Summit Dr, Burlington,Massachusetts	01803
(Address of Principal Executive Offices)	(Zip Code)

(781) 439-5551

Registrant’s Telephone Number, Including Area Code

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	NEUP	The Nasdaq Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing..

On July 18, 2025, Neuphoria Therapeutics Inc. (the “Company”) received a deficiency notification letter (the “Notice”) from the Listing Qualifications Staff of The Nasdaq Stock Market LLC (“Nasdaq”). The Notice indicated that the Company was not in compliance with Nasdaq Listing Rule 5620(a) (the “Listing Rule”) as a result of the Company’s failure to hold an annual meeting of stockholders within twelve months of the end of the Company’s fiscal year ended June 30, 2024. The Listing Rule requires that a Nasdaq-listed company hold an annual meeting of shareholders no later than one year after the end of the company’s fiscal year end.

The Company notes that it has held a shareholder meeting every year for the past number of years on or about November or December of each such year, including the extensive shareholder meeting we held in relation to our redomicilation and scheme of arrangement to become a Delaware corporation in December 2024. To this end, the Company had already planned to hold its 2025 annual general shareholder meeting on or about November 2025, in-line with past annual shareholder meeting dates, in satisfaction of the compliance item provided in the Notice and which will be consistent with the Plan (defined below) that the Company intends to submit on a timely basis. The Company also looks forward to timely filing its annual report on or before September 30, 2025, as well as its upcoming annual shareholder meeting communication(s) shortly thereafter.

The Company has until September 1, 2025 to submit a plan to regain compliance with the Listing Rule (the “Plan”). Pursuant to the Notice, if Nasdaq accepts the Plan, Nasdaq has the discretion to grant the Company an exception of up to 180 calendar days (the “Compliance Period”) from the end of the Company’s fiscal year, or until December 29, 2025, to regain compliance with the Listing Rule.

The Notice has no immediate effect on the listing of the Company’s common stock on Nasdaq.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, the ability of the Company to maintain the listing of its securities on Nasdaq and the risks and uncertainties indicated from time to time in the Company’s filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATUREs

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEUPHORIA THERAPEUTICS INC.

	By:	/s/ Spyridon Papapetropoulos
Spyridon Papapetropoulos
Chief Executive Officer

Date: July 18, 2025

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